UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 12, 2007
GLG Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 Park Avenue, 20th Floor
New York, New York 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
     On November 14, 2007, Noam Gottesman, the Chairman of the Board and Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”) will make a presentation at the Credit Suisse Insurance and Asset Management Conference at 10:00 am Eastern Time. The Company is furnishing to the Securities and Exchange Commission the form of presentation to be made by its representatives at the conference as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Form of Presentation.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.

By:	/s/ Alejandro San Miguel

Alejandro San Miguel
General Counsel and Corporate Secretary
Date: November 13, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Presentation.